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                                                                    EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS

         We consent to the use in Amendment No. 5 to the Registration Statement on Form SB-2, of our report dated March 6, 2000 relating to the financial statements of VidKid Distribution, Inc. for the years ended December 31, 1999 and 1998 and the reference to our firm under the caption "Experts" in this Registration Statement.

Feldman Sherb & Co., P.C.
formerly Feldman Sherb Horowitz & Co., P.C.
Certified Public Accountants



New York, New York
February 14, 2001